UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2018

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Unless the context requires otherwise, references to “we,” “us,” “our,” “Partnership,” or “Enterprise Products Partners” within the context of this Current Report on Form 8-K refer to Enterprise Products Partners L.P.

(e) Enterprise Products Company, an affiliate of our general partner (“EPCO”), has formed EPD 2018 Unit IV L.P. (“EPD IV”) and EPCO Unit II L.P. (“EPCO II” and together with EPD IV, the “Employee Partnerships”), each to serve as an incentive arrangement for certain employees of EPCO through a “profits interest” in the Employee Partnerships. On December 3, 2018, EPCO Holdings Inc., a wholly owned subsidiary of EPCO (“EPCO Holdings”), contributed (i) 6,400,000 common units representing limited partner interests in Enterprise Products Partners (“Common Units”) to EPD IV and (ii) 1,600,000 Common Units to EPCO II (collectively, the “Contributions”), all such Common Units having a then current fair market value of $27.02 per unit, as measured by the closing sales price per Common Unit on The New York Stock Exchange on that date. In exchange for the Contributions, EPCO Holdings was admitted as the Class A limited partner of each Employee Partnership. Certain EPCO employees, including (in the case of EPD IV) certain of our named executive officers, were issued Class B limited partner interests and admitted as Class B limited partners of each Employee Partnership without any capital contribution. As with the awards granted pursuant to EPCO’s existing long-term incentive programs, these awards are designed to provide additional long-term incentive arrangements for certain EPCO employees, including (in the case of EPD IV) our named executive officers. The profits interest awards (or Class B limited partner interests) in each Employee Partnership entitle the holder to participate in the appreciation in value of our Common Units and increases in quarterly cash distributions paid on our Common Units in excess of $0.4325 per unit, and are subject to forfeiture. The Class B limited partner interests in EPD IV held by our named executive officers are as follows as of December 3, 2018: Graham W. Bacon, 6.0% and Brent B. Secrest, 4.0%. As of December 3, 2018, none of our named executive officers hold any Class B limited partner interests in EPCO II.

Unless otherwise agreed to by EPCO and a majority in interest of the limited partners of each Employee Partnership, such Employee Partnership will terminate at the earliest to occur of (i) thirty days following its vesting date, (ii) a change of control or (iii) a dissolution of the Employee Partnership. Class B limited partner interests in each Employee Partnership vest five years from December 3, 2018. Each Employee Partnership and the partners thereunder have agreed that they will not cause the applicable Employee Partnership to offer, sell, pledge or otherwise transfer, distribute or dispose of the Common Units held by the Employee Partnership prior to its vesting date, other than as approved by the General Partner (in its sole discretion) in connection with a change of control.

The Employee Partnerships have the following material terms regarding their quarterly cash distributions to partners:

•

Distributions of Cash Flow from Common Units – Each quarter, EPCO Holdings will be distributed 100% of the distributions from the Common Units owned by each Employee Partnership until it has received the “Class A Preference Return” of $0.4325 per unit (subject to equitable adjustment in order to reflect any equity split, equity distribution or dividend, reverse split, combination, reclassification, recapitalization or other similar event affecting such Common Units). To the extent that each Employee Partnership has cash remaining after making this quarterly payment to the Class A limited partner and withholding of cash, if any, for partnership expenses, the residual cash will be distributed to the employee participants pro rata relative to their share in such Employee Partnership.

•

Liquidating Distributions – Upon liquidation of an Employee Partnership, EPCO Holdings will be distributed Common Units having a fair market value equal to the then current Class A Capital Base (as defined below). Any remaining Common Units will be either distributed by the Employee Partnership in kind, or sold with the resulting proceeds distributed, to the employee participants pro rata relative to their share in the Employee Partnership. The “Class A Capital Base” for an Employee Partnership means the fair market value of the Contribution to that Employee Partnership (as described above), decreased by distributions of any proceeds from any sales of Common Units to EPCO Holdings as described below.

•

Sale Proceeds – If an Employee Partnership sells any Common Units prior to the liquidation of such partnership, the sale proceeds will be distributed to EPCO Holdings and the employee participants in the same manner as liquidating distributions described above.

The Class B limited partnership interest owned by each employee participant is subject to a risk of forfeiture if the employee’s employment with EPCO or its affiliates is terminated prior to such Employee Partnership’s vesting date, with customary exceptions for death, disability, and certain retirements. The risk of forfeiture associated with the Class B limited partnership interests will also lapse upon a change of control or the dissolution of such Employee Partnership.

A portion of the fair value of these equity awards will be allocated to us under the EPCO administrative services agreement as a non-cash expense. We do not believe that any such allocation to us will have a material impact on our financial position, results of operations, or cash flows.

We will not reimburse EPCO, the Employee Partnerships or any of their affiliates or partners, through the administrative services agreement or otherwise, for any expenses related to the Employee Partnerships, including the Contributions.

Copies of the limited partnership agreements of each Employee Partnership are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, respectively. The foregoing description of the Employee Partnerships is qualified in its entirety by such exhibits, which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	EPD 2018 Unit IV L.P. Agreement of Limited Partnership dated December 3, 2018.

10.2	EPCO Unit II L.P. Agreement of Limited Partnership dated December 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC, its General Partner

Date: December 6, 2018	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President – Accounting and Risk Control of the General Partner

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer of the General Partner

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